UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2012

Cardica, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51772 (Commission File Number)	94-3287832 (IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA (Address of Principal Executive Offices)	94063 (Zip Code)

Registrant's telephone number, including area code: (650) 364-9975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

Previous Independent Registered Public Accounting Firm

On October 4, 2012, Cardica notified its independent registered public accounting firm, Ernst & Young LLP, of its decision to dismiss Ernst & Young LLP as Cardica's independent registered public accounting firm effective as of that date. The decision to change independent registered public accounting firms was approved by Cardica's Audit Committee.

The report of Ernst & Young LLP on our financial statements for the fiscal year ended June 30, 2012, dated September 28, 2012, included in the Form 10-K filed with the SEC on September 28, 2012, states that our working capital and recurring losses from operations raise substantial doubt about our ability to continue as a going concern. In addition, the report of Ernst & Young LLP on our financial statements for the fiscal year ended June 30, 2011, dated September 12, 2011, included in the Form 10-K filed with the SEC on September 12, 2011, states that our recurring losses from operations raise substantial doubt about our ability to continue as a going concern. Other than the foregoing, Ernst & Young LLP's reports on our financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended June 30, 2012 and 2011, and in the subsequent period through October 4, 2012, the date of Ernst & Young LLP's dismissal, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with their reports on our financial statements for such periods.

There were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended June 30, 2012 and 2011, or in the subsequent period through October 4, 2012.

Ernst & Young LLP's letter to the SEC stating whether it agrees with the statements in the above paragraphs is filed as Exhibit 16.1 to this Current Report on Form 8-K.

New Independent Registered Public Accounting Firm

On October 4, 2012, Cardica engaged BDO USA, LLP as its new independent registered public accounting firm, effective immediately. The decision to engage BDO USA, LLP as Cardica's independent registered public accounting firm was approved by Cardica's Audit Committee. During the years ended June 30, 2012 and 2011, and through October 4, 2012, the date of BDO USA, LLP's engagement, Cardica did not consult with BDO USA, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP, dated October 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: October 5, 2012	/s/ Robert Y. Newell, IV
Robert Y. Newell, IV
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP, dated October 5, 2012.